Exhibit 10.4

FORM OF VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”), dated as of    , 2026, is by and between the undersigned (the “Shareholder”), and EagleRock Land, LLC, a Texas limited liability company (“EagleRock”).

W I T N E S S E T H:

WHEREAS, the Shareholder legally and beneficially owns Class B Shares representing limited liability company interests in EagleRock (“Class B Shares”) and units representing limited liability company interests in EagleRock Land Operating, LLC, a Texas limited liability company (“OpCo”), as set forth in EagleRock’s and OpCo’s books and records, respectively (such Class B Shares, together with any Class B Shares or Class A Shares representing limited liability company interests in EagleRock (“Class A Shares”, and, together with the Class B Shares, the “Common Shares”) held as of or acquired after the date of this Agreement, the “Subject Shares”).

NOW, THEREFORE, in consideration of the promises and the representations, warranties and agreements contained herein and therein, the parties, intending to be legally bound hereby, agree as follows:

1. Representations and Warranties of each Shareholder. The Shareholder hereby represents and warrants, as applicable, to EagleRock as of the date hereof as follows:

(a) Due Organization; Authority. If Shareholder is an entity, it is duly formed under the laws of its jurisdiction of formation and is validly existing and in good standing under the laws thereof, and the Shareholder has full organizational power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

(b) Execution and Delivery; No Violation. If the Shareholder is an entity, the execution and delivery of this Agreement and the performance of its obligations hereunder have been duly and validly approved by the governing authority of the Shareholder and no other organizational proceedings on the part of the Shareholder are necessary to approve this Agreement or for the Shareholder to perform its obligations hereunder. This Agreement has been duly and validly executed and delivered by the Shareholder and (assuming due authorization, execution and delivery by EagleRock) this Agreement constitutes a valid and binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or conveyance or other similar laws of general applicability relating to or affecting the rights and remedies of creditors or by general equitable principles. Neither the execution and delivery of this Agreement by the Shareholder, nor the consummation by the Shareholder of the transactions contemplated hereby, nor compliance by the Shareholder with any of the terms or provisions hereof, will, as applicable, (i) violate any provision of the governing documents of the Shareholder, as applicable, (ii) violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to the Shareholder, or any of its properties or assets, or (iii) violate, conflict with, result in a breach of any provision of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under or result in the creation of any lien, claim, mortgage, encumbrance, pledge, deed of trust, security interest, equity or charge of any kind (each, a “Lien”) upon any of the Subject Shares pursuant to any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Shareholder is a party, or by which it or any of its properties or assets may be bound or affected, except, in the case of clause (ii) and clause (iii), for such matters that would not, individually or in the aggregate, prevent or delay the ability of the Shareholder to perform its obligations under this Agreement.

(c) The Subject Shares. As of the date of this Agreement, the Shareholder is the legal and beneficial owner of and, together with any applicable controlled entity or entities of the Shareholder (as applicable, the “Controlled Entities”), has the sole right to vote and dispose of the Shareholder’s Subject Shares. None of the Shareholder’s Subject Shares are subject to any voting trust or other similar agreement, arrangement or restriction, except as contemplated by this Agreement.

(d) No Consents Required. No consent of, or registration, declaration or filing with, any person or governmental entity is required to be obtained or made by or with respect to the Shareholder in connection with the execution, delivery and performance of this Agreement by the Shareholder, except for any applicable requirements and filings with the U.S. Securities and Exchange Commission, if any, under the Securities Exchange Act of 1934, as amended, and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by the Shareholder of the Shareholder’s obligations under this Agreement in any material respect.

2. Covenants of the Shareholder. The Shareholder agrees as follows:

(a) Agreement to Vote Subject Shares. During the Term (as defined below), at any meeting of the shareholders of EagleRock, however called, or at any postponement or adjournment thereof, at which directors are to be elected, the Shareholder shall, and shall cause each of its Controlled Entities and any other holder of record of its Subject Shares, as applicable, on any applicable record date to (i) appear at such meeting or otherwise cause all of its Subject Shares to be counted as present thereat for purposes of establishing a quorum and (ii) vote, in person or by proxy (or deliver a written consent in respect of), all of the Subject Shares beneficially owned by the Shareholder on such date in favor of the persons recommended for election to the board by the Board of Directors of EagleRock.

(b) Irrevocable Proxy. In order to secure the obligations set forth herein, the Shareholder hereby irrevocably appoints each of the President and Chief Financial Officer and General Counsel of EagleRock, or any nominee thereof, with full power of substitution and resubstitution, as its true and lawful proxy and attorney-in-fact, only in the event that the Shareholder does not comply with its obligations in Section 2(a), solely to the extent necessary to vote or execute written consents with respect to the Shareholder’s Subject Shares beneficially owned at such time in accordance with Section 2(a) and with respect to any proposed postponements or adjournments of any meeting of the shareholders of EagleRock at which any of the matters described in Section 2(a) are to be considered; provided, that EagleRock shall provide the Shareholder with at least five (5) Business Days’ prior written notice before exercising this proxy, specifying the manner in which it intends to vote. The Shareholder hereby affirms that this proxy is coupled with an interest and shall be irrevocable, except upon termination of this Agreement in accordance with its terms, and the Shareholder will take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy and hereby revokes any proxy previously granted by the Shareholder with respect to any of its Subject Shares. This proxy shall be revoked automatically upon the termination of this Agreement pursuant to Section 4.

(c) Restrictions on Other Voting Agreements. The Shareholder agrees not to, and to cause any record holder of its Subject Shares, not to, in any such case directly or indirectly, during the Term grant any proxies, or deposit any of its Subject Shares into any voting trust or enter into any voting arrangement, whether by proxy, voting agreement or otherwise, with respect to its Subject Shares to the extent such proxies/deposits would violate Section 2(a) hereof, other than pursuant to this Agreement.

(d) Specified Transfers. Each Shareholder effecting a Specified Transfer shall cause each transferee in such Specified Transfer to enter into a voting agreement with the Company substantially in the form of this Agreement. For purposes of this Agreement, “Specified Transfer” means an in-kind distribution or any other transfer of Subject Shares from the Shareholder, except for any Subject Shares transferred or distributed by Lea & Eddy Holdings, LLC to the TCW Entities (as described and defined in EagleRock’s Registration Statement on Form S-1 filed by EagleRock in connection with its initial public offering) or any other sale of Subject Shares. Except as otherwise provided in this Section 2(d), this Agreement is not intended to limit or restrict the disposition or pledge of any Subject Shares in whole or in part.

(e) Nominee Information. EagleRock shall provide the Shareholder with (i) at least fifteen (15) Business Days’ prior written notice of any meeting at which directors are to be elected, together with reasonably detailed information regarding each nominee recommended by the Board, including the nominee’s qualifications, any known conflicts of interest, and responses to a customary director and officer questionnaire, and (ii) prompt written notice if any nominee is changed following the initial notice, and EagleRock shall respond in good faith to reasonable requests by the Shareholder for additional information regarding any nominee; provided, that EagleRock will not have any obligation to provide such information if it has filed a proxy statement on Schedule 14A of the EDGAR system of the Securities and Exchange Commission with respect to such meeting.

3. Assignment; No Third-Party Beneficiaries. Except as provided herein, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties without the prior written consent of the other parties hereto. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. Except as otherwise expressly provided herein, this Agreement (including the documents and instruments referred to herein) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

4. Termination. This Agreement and the covenants and agreements set forth in this Agreement shall automatically terminate (without any further action of the parties) upon the earliest to occur of: (a) subject to compliance with Section 2(d), the date on which the Shareholder no longer beneficially owns any Subject Shares; (b) the mutual written consent of the parties hereto; and (c) the date on which none of the Shareholder’s Agreements entered into by EagleRock in connection with its initial public offering remain in effect. In the event of termination of this Agreement pursuant to this Section 4, this Agreement shall become void and of no effect with no liability on the part of any party; provided, however, that no such termination shall relieve any party from liability for any breach hereof prior to such termination. “Term” means the period from and including the date of this Agreement to and including the date of the termination of this Agreement.

5. General Provisions.

(a) Amendments. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

(b) Notices. Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received (i) on the date of delivery if delivered personally, (ii) on the date of confirmation of receipt (or the first Business Day following such receipt if the transmission is after 5:00 p.m. Central Time on such date or if the date is not a Business Day) of transmission by electronic mail, or (iii) on the date of confirmation of receipt (or the first Business Day following such receipt if the date is not a Business Day) if delivered by a nationally recognized overnight courier service. All notices hereunder shall be delivered to the address or electronic mail specified for such party below (or to such other address or electronic mail as such party shall have specified in a written notice given to the other parties hereto):

(i) If to any Shareholder, to the address or electronic mail set forth for the Shareholder in EagleRock’s books and records.

(ii) If to EagleRock, to:

EagleRock Land, LLC

9655 Katy Freeway, Suite 375

Houston, Texas 77024

Attention: General Counsel

E-mail:

(c) Rules of Construction. When a reference is made in this Agreement to a Section, such reference shall be to a Section in this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

(d) Counterparts. This Agreement may be executed in two (2) or more counterparts, including via facsimile or email in pdf form transmission, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart.

(e) Entire Agreement. This Agreement (including the documents and the instruments referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

(f) Governing Law. THIS AGREEMENT, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS AGREEMENT, OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

(g) Severability. Each party hereto agrees that, should any court or other competent authority hold any provision of this Agreement or part hereof to be invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such other term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

(h) Waiver. No failure or delay by either party in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. No agreement on the part of a party hereto to any such extension or waiver shall be valid unless set forth in an instrument in writing signed on behalf of such party. No waiver by any of the parties hereto of any default, misrepresentation or breach of representation, warranty, covenant or other agreement hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

(i) Further Assurances. The Shareholder will, from time to time take, or cause to be taken, all actions, and do, or cause to be done, and assist and cooperate with the other party hereto in doing, all things reasonably necessary, proper or advisable to carry out the intent and purposes of this Agreement.

(j) Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the First Amended and Restated Company Agreement of EagleRock, dated as of    , 2026.

6. Enforcement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that money damages would not be a sufficient remedy of any such breach. It is accordingly agreed that, in addition to any other remedy to which they are entitled at law or in equity, the parties hereto shall be entitled to specific performance and injunctive or other equitable relief, without the necessity of proving the inadequacy of money damages and without the requirement of posting any bond. Notwithstanding the foregoing, EagleRock agrees that with respect to any damage claim that might be brought against the Shareholder under this Agreement, and without regard to whether such claim sounds in contract, tort or any other legal or equitable theory of relief, that damages are limited to actual damages and expressly waives any right to recover special damages, including, without limitation, lost profits as well as any punitive or exemplary damages. The parties hereto further agree that any action or proceeding relating to this Agreement or the transactions contemplated hereby shall be brought and determined in any federal or state court located in Houston, Texas and to submit to the jurisdiction of, and to venue in, such courts. In addition, each of the parties hereto (a) irrevocably submits to the exclusive jurisdiction and venue of such courts listed in this Section 6 in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, and (b) irrevocably waives the defense of an inconvenient forum and all other defenses to venue in any such court in any such action or proceeding. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE ANY OF SUCH WAIVER, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (III) IT MAKES SUCH WAIVER VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.

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IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first written above.

EAGLEROCK LAND, LLC

By:
Name:
Title:

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first written above.

SHAREHOLDER:

By:
Name:

[Signature Page to Voting Agreement]